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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)        October 16, 1996
                                                         -----------------------

                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                 (State or other jurisdiction of incorporation)


                0-5965                                  36-2723087
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     (Commission File Number)                 (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois                 60675
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (312) 630-6000
                                                     ---------------------------

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Item 5.  Other Events

     The information contained in the registrant's October 15, 1996 press release, reporting on the registrant's earnings for the third quarter and first nine months of 1996, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit 99  October 15, 1996 Press Release



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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NORTHERN TRUST CORPORATION
                                        --------------------------
                                                (Registrant)



Dated:  October 16, 1996                By:   Perry R. Pero
                                              -------------
                                              Perry R. Pero
                                              Senior Executive Vice President
                                              and Chief Financial Officer



                                      (3)
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                                 EXHIBIT INDEX
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Number                     Description                   Page Number
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 99                  October 15, 1996  Press Release           5



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